Filed Pursuant to Rule 497(a)

Registration No. 333-239775

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Owl Rock Capital Corporation (“ORCC”) (rated Baa3, Stable / BBB-, Stable / BBB-, Stable by Moody’s / S&P / Fitch)* has engaged BofA Securities to arrange a series of fixed income investor calls on Tuesday, July 14.

***BofA Securities is coordinating logistics***

Schedule:

-	Tuesday, July 14 - Telephonics: 10:00AM – 3:00PM ET

The company will be represented by:

-	Craig Packer — Co-Founder and CEO of Owl Rock Capital Corporation

-	Alan Kirshenbaum — COO and CFO of Owl Rock Capital Corporation

-	Dana Sclafani – Managing Director, Investor Relations

This announcement is for your information only and is not intended to be distributed to or reviewed by anyone other than you. This announcement does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction. If a transaction follows, it will be made under ORCC’s registration statement filed with the Securities and Exchange Commission and only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, a copy of the preliminary prospectus supplement, together with an accompanying prospectus, relating to such transaction may be obtained from the Securities and Exchange Commission’s website at www.sec.gov or by contacting the Company at (212) 651-4705 or one of the underwriters participating in such transaction.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of ORCC and should obtain a copy of the preliminary prospectus supplement, together with an accompanying prospectus, and carefully review the information contained or incorporated by reference therein before making any investment decision.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.